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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported):  October 14, 1995
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                            THE TJX COMPANIES, INC.
             -----------------------------------------------------
              (Exact name of registrant as specified in charter)

       DELAWARE                       1-4908                      04-2207613
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


770 Cochituate Road, Framingham, MA                             01701
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(Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code:  (508) 390-2662
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                          This is page 1 of ___ pages.
                       Exhibit Index appears on page ___.
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Item 5.  Other Events

          On October 14, 1995, The TJX Companies, Inc., a Delaware corporation (the "Registrant") and Melville Corporation, a New York corporation ("Melville"), entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") pursuant to which the Registrant will acquire from Melville (the "Acquisition") at the Closing (as defined in the Stock Purchase Agreement) all of the capital stock of Marshalls of Roseville, Minn., Inc. (the "Shares"). The purchase price for the Shares is $375,000,000 in cash plus junior convertible preferred stock (the "Preferred Stock") that has an aggregate liquidation preference equal to $175,000,000. The preferred stock will be issued in two series - $25,000,000 of Series D Cumulative Convertible Preferred Stock (the "Series D Preferred Stock"), which is automatically convertible into shares of the Registrant's common stock ("Common Stock") on the first anniversary of its issuance if not earlier redeemed for cash or converted into such Common Stock, and $150,000,000 of Series E Cumulative Convertible Preferred Stock (the "Series E Preferred Stock"), which is automatically convertible into Common Stock on the third anniversary of its issuance if not earlier converted into such Common Stock. The Preferred Stock will be convertible, in the aggregate, into between
9.4 million and 13.5 million shares of Common Stock, depending on the market price of such Common Stock during the five trading days before the Closing and further depending on the market price of such Common Stock at the time of conversion. The cash portion of the purchase price is subject to adjustment following the Closing in accordance with the Stock Purchase Agreement.

          At the Closing, the Registrant and Melville will enter into a Standstill and Registration Rights Agreement (the "Standstill and Registration Rights Agreement") pursuant to which Melville will agree (i) not to acquire any voting securities of the Registrant until such voting securities held by Melville represent less than 3 percent of the total combined voting power of all of the Registrant's outstanding voting securities and (ii) to vote all of the Registrant's voting securities held by it in the manner recommended by the Registrant's Board of Directors or, if the agreement to so vote shall be prohibited or invalid, then to vote such voting securities in the same proportion as the votes cast by or on behalf of the other holders of the Registrant's voting securities.

          The Standstill and Registration Rights Agreement also provides that the Registrant will register, under the Securities Act of 1933, the Series E Preferred Stock held by Melville, or the shares of Common Stock received by Melville upon conversion of Series D Preferred Stock or Series E Preferred Stock, on not more than two separate occasions on demand and on not more than three separate occasions in connection with a registration of Common Stock by the Registrant.

          Consummation of the Acquisition is subject to the satisfaction of certain conditions, including absence of regulatory prohibition, and the Stock Purchase Agreement is subject to termination in certain circumstances, including termination by either party if the Closing does not occur by January 31, 1996.

                                      -2-
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          The Registrant has obtained financing commitments, subject to certain conditions, from a group of banks to fund the cash portion of the purchase price and the working capital needs of the Registrant and the acquired business.
These financing commitments will terminate automatically unless definitive loan documents are executed on or before January 31, 1996.

          The foregoing description is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is attached hereto as Exhibit 2.2, the form of Preferred Stock Subscription Agreement (which includes forms of the Certificates of Designations, Preferences and Rights for the Series D Preferred Stock and the Series E Preferred Stock, respectively), a copy of which is attached hereto as Exhibit 10.1, and the form of Standstill and Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.2.

                                      -3-
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Item 7.  Financial Statements and Exhibits.

      (c)  Exhibits

      2.2 Stock Purchase Agreement dated as of October 14, 1995 between the Registrant and Melville Corporation.

      10.1 Form of Preferred Stock Subscription Agreement between the Registrant and Melville Corporation, including form of Certificate of Designations, Preferences and Rights for Series D Cumulative Convertible Preferred Stock and form of Certificate of Designations, Preferences and Rights for Series E Cumulative Convertible Preferred Stock.

      10.2 Form of Standstill and Registration Rights Agreement between the Registrant and Melville Corporation.

      10.3 Commitment Letter dated October 14, 1995 among The First National Bank of Chicago, Bank of America Illinois, The Bank of New York, Pearl Street L.P. and the Registrant.

      99.1 Press Release issued by the Registrant on October 16, 1995.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 THE TJX COMPANIES, INC.


                                 By:/s/ Donald G. Campbell
                                    ----------------------------------
                                    Name:  Donald G. Campbell
                                    Title: Senior Vice President/Finance


Date:  November 7, 1995

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                                 EXHIBIT INDEX



Exhibit No.                   Description of Exhibits                   Page
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    2.2      Stock Purchase Agreement dated as of October 14,
             1995 between the Registrant and Melville Corporation.

   10.1 Form of Preferred Stock Subscription Agreement between the Registrant and Melville Corporation, including form of Certificate of Designations, Preferences and Rights for Series D Cumulative
             Convertible Preferred Stock and form of Certificate of Designations, Preferences and Rights for Series E
             Cumulative Convertible Preferred Stock.

   10.2 Form of Standstill and Registration Rights Agreement between the Registrant and Melville Corporation.

   10.3      Commitment Letter dated October 14, 1995 among
             The First National Bank of Chicago, Bank of America
             Illinois, The Bank of New York, Pearl Street L.P. and the Registrant.

   99.1      Press Release issued by the Registrant on October 16,
             1995.


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